UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 12, 2003

Commission File Number: 000-27713

LITEWAVE CORP.

(Exact name of registrant as specified in its charter)

Nevada, U.S.A. 95-4763671

(State or other jurisdiction of (I.R.S. Employer

 incorporation or organization) Identification No.)

1220 Eastview Road, Suite 100

 North Vancouver, B.C. V7J 1L6 Canada

(Address of principal executive offices)

(604) 675-7637

         (Issuer's telephone number, including area code)

  609 West Hastings Street, Suite 400, Vancouver, B.C. V6B 4W4

 (Former name, former address and former fiscal year,

 if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)    Previous independent accountants

(i)     Effective March 12, 2003, Litewave Corp. ("Litewave") confirmed with its auditors, Davidson & Company ("Davidson"), that Davidson would no longer be representing Litewave as its accountants. As of that date, Litewave dismissed Davidson as its auditors.

(ii)    Davidson last reported on Litewave's financial statements as of December 31, 2001 and 2000. The audit reports of Davidson on Litewave's financial statements for the fiscal years ending December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports were modified to include an explanatory paragraph describing for a going concern uncertainty.

(iii)    The change of independent accountants was ratified by the Board of Directors of Litewave on March 12, 2003.

(iv)    During Litewave's two most recent fiscal years and the subsequent interim period through March 12, 2003, there were no disagreements with Davidson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Davidson's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report as discussed in Item 304(a)(1)(iv) of Regulation S-B.

(v)    Litewave has requested that Davidson furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 15, 2003, is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent accountants

Litewave has engaged Morgan & Company, Chartered Accountants as its new independent accountant on March 24. 2003. Prior to March 24, 2003, Litewave had not consulted with Morgan & Company regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Litewave's consolidated financial statements, and no written report or oral advice was provided to Litewave by Morgan & Company concluding there was an important factor to be considered by Litewave in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(2) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304(a)(2) of Regulation S-B.

ITEM 5.  OTHER MATTERS

Litewave Corp. has a new address. It is 1220 Eastview Road, Suite 100, North Vancouver, B.C. V7J 1L6 Canada

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

Exhibit 16.1 Letter from Davidson & Company dated April 15, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2003

LITEWAVE CORP.

/s/ Harvey Lawson

Harvey Lawson

Secretary, Director

/s/ Ian Lambert

 Ian Lambert

 President, Director

Exhibit 16.1

Davidson & Company

The Stock Exchange Tower

1200-609 Granville Street

P.O. Box 10372 Pacific Center

Vancouver, British Columbia V7Y 1G6

Canada

April 15, 2003

Office of the Chief Accountant

Securities and Exchange Commission

450 West Fifth Street N.W.

Washington DC 20549

Re:  Litewave Corp.

       Commission File No. 000-27713

Ladies and Gentlemen:

We have read the statements about our firm included under Item 4 in the Form 8-K dated March 12, 2003 of Litewave Corp. (the “Company”) filed with the Securities and Exchange Commission and are in agreement with the statements contain therein, except that (1) in reference to item (a)(i), we are not in a position to agree or disagree with the Company’s statement that we confirmed that we would no longer be representing the Company as its accountants as no formal communication was received by us regarding the dismissal, (2) in reference to item (a)(iii), we are not in a position to confirm that the change was ratified by the Board of Directors of the Company on March 12, 2003 as no formal written communication was received by us regarding the change, and (3) in reference to item (b), we are not in a position to confirm that the Company engaged new principal accountants on March 24, 2003, and therefore, whether the Company, during the fiscal years ended December 31, 2001 and 2000, and the subsequent interim period to the date hereof, consulted its new principal accountants regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-B.

Yours truly,

DAVIDSON & COMPANY

Chartered Accountants